UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 25, 2026

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to vote of Security Holders

The annual meeting of shareholders of Columbia Financial, Inc. (the "Company" or "Columbia Financial") was held on June 25, 2026. The final results of each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.The approval for the Plan of Conversion and Reorganization (the "Columbia Conversion Proposal").

FOR	AGAINST	ABSTAIN
97,596,046	168,100	18,738

There were 2,801,726 broker non-votes on the proposal.

2. The approval of the Agreement and Plan of Merger, dated as of January 31, 2026, by and among the Company, Columbia Financial, Inc., a Maryland corporation ("Columbia Financial, Inc."), Columbia Bank MHC and Northfield Bancorp, Inc. and the transactions contemplated thereby, including the issuance of shares of Columbia Financial, Inc. common stock as merger consideration (the "Columbia Merger Proposal").

FOR	AGAINST	ABSTAIN
97,556,753	206,041	20,090

There were 2,801,726 broker non-votes on the proposal.

3. The approval of an informational proposal regarding approval of a provision in Columbia Financial, Inc.'s articles of incorporation requiring a super-majority vote to approve certain amendments to Columbia Financial, Inc.'s articles of incorporation.

FOR	AGAINST	ABSTAIN
89,185,393	8,573,775	23,716

There were 2,801,726 broker non-votes on the proposal.

4. The approval of an informational proposal regarding approval of a provision in Columbia Financial, Inc.'s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Columbia Financial, Inc.'s outstanding voting stock.

FOR	AGAINST	ABSTAIN
89,139,304	8,601,843	41,737

There were 2,801,726 broker non-votes on the proposal.

5a. Election of Director to a three-year term: Dennis E. Gibney

FOR	AGAINST	WITHHELD
97,212,793	417,936	152,155

There were 2,801,726 broker non-votes on the proposal.

5b. Election of Director to a three-year term: Robert Van Dyk

FOR	AGAINST	WITHHELD
94,025,149	723,053	3,034,682

There were 2,801,726 broker non-votes on the proposal

5c. Election of Director to a three-year term: James H. Wainwright

FOR	AGAINST	WITHHELD
95,562,387	341,307	1,879,190

There were 2,801,726 broker non-votes on the proposal.

6. The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
100,166,729	302,780	115,101

There were no broker non-votes.

7. The approval, on an advisory (non-binding) basis, of the compensation of Columbia Financial's named executive officers

FOR	AGAINST	ABSTAIN
96,704,947	848,737	229,200

There were 2,801,726 broker non-votes on the proposal.

8. The approval, on an advisory (non-binding) basis, of the frequency of the vote on the compensation of Columbia Financial's named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
91,249,035	4,078,806	2,114,194	340,849

There were 2,801,726 broker non-votes on the proposal.

In light of the voting results with respect to the frequency of the advisory stockholder vote on executive compensation, the Company's Board of Directors has determined that the Company will hold an annual advisory vote on the compensation of named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of executives.

Each proposal considered and voted on was approved by the requisite vote of Columbia Financial's shareholders. Because a quorum was present at the annual meeting and the Columbia Conversion Proposal and the Columbia Merger Proposal received the requisite votes needed for approval, a vote on a proposal to adjourn the annual meeting was withdrawn and not called.

Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	June 25, 2026	/s/Dennis E. Gibney
Dennis E. Gibney
1st Senior Executive Vice President, Chief Banking Officer

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